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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 15, 1998
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                      McDONALD & COMPANY INVESTMENTS, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                    1-08526                34-1391950
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 (State of Other Jurisdiction)       (Commission           (I.R.S. Employer
       of Incorporation)             File Number)        Identification Number)

McDonald Investment Center, 800 Superior Avenue     Cleveland, Ohio   44114-2603
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (216) 443-2300
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         McDonald & Company Investments, Inc. (the "Company") issued a News Release on June 15, 1998, a copy of which is filed as Exhibit 99.1.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  99.1      News Release dated June 15, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    McDONALD & COMPANY INVESTMENTS, INC.


                                    By:  /s/ Robert T. Clutterbuck
                                        ----------------------------------------
                                         Robert T. Clutterbuck
                                         Treasurer (Principal Financial Officer)

Date:    June 16, 1998



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EXHIBIT INDEX
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Exhibit Number    Description
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99.1              News Release dated June 15, 1998, from the Company.



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